SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT



             PURSUANT TO SECTION 13 OR 15 (D) OF THE

                 SECURITIES EXCHANGE ACT OF 1934



                         Date of Report
     (Date of earliest event reported)       April 18, 1997


                          NESTOR, INC.

        (Exact name of registrant as specified in charter)





Delaware                      0-12-965        13-3163744
(State of other jurisdiction  (Commission     IRS employer
of incorporation)             file number)    identification no.




        One Richmond Square, Providence, Rhode Island  02906
              (Address of principal executive offices)




Registrant's telephone number, including area code: 401-331-9640



                              N/A

   (Former name or former address, if changed since last report)







Item 5.        Other Events

       1) On April 18, 1997, the Corporation entered into an Amendment to the Prism Non-Exclusive License Agreement, by and between the Corporation and Applied Communications, Inc. ("ACI") allowing ACI expanded rights to distribute the Corporation's PRISM product line and to share in enhanced future royalty income. An initial non-refundable royalty of $2,000,000 was paid to the Corporation.






                            EXHIBITS

The following exhibit is filed herewith:

Exhibit No.         Description
   10.35            Amendment to Prism Non-Exclusive License
                    Agreement dated as of April 18, 1997 between Nestor, Inc. and Applied Communications,
                    Inc.*

* Portions of the exhibit omitted pursuant to a request for confidential treatment.







                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 30, 1997             NESTOR, INC.
                                   (Registrant)


                                   By:/s/ Nigel P. Hebborn
                                     Chief Financial Officer